Hamilton Insurance Group, Ltd. Supplementary Financial Information December 31, 2025 Investor Contact Investor.Relations@hamiltongroup.com

Hamilton Insurance Group, Ltd.

Table of Contents

		Page
I.	**Basis of Presentation**	1
II.	**Financial Highlights**	
	Financial Highlights	4
	Key Operating and Financial Metrics	5
III.	**Summary Consolidated Results**	
	Statements of Operations	6
	Consolidated Balance Sheets	7
	Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet	8
	Net Investment Return	9
	Fixed Maturity and Short-Term Investments	10
IV.	**Segment Results**	
	Consolidated Underwriting Results	11
	5Q Consolidated Underwriting Results	13
	5Q Underwriting Results - International	14
	5Q Underwriting Results - Bermuda	15
V.	**Other Information**	
	Modeled Exposure to Catastrophe Losses (PML)	16
	Non-GAAP Measures	17

1 Basis of Presentation All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at the most recent year end is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information. This presentation is being provided for informational purposes only. It should be read in conjunction with the documents filed by Hamilton Insurance Group, Ltd. (referred to herein, together with its subsidiaries unless the context otherwise requires, as "Hamilton," the "Company," "we," "us" and "our") with the U.S. Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the year ended December 31, 2025 (the ''Form 10-K''). Special Note Regarding Forward-Looking Statements This presentation includes “forward looking statements” pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “target,” “should,” “could,” “would,” “seeks,” “intends,” “plans,” “contemplates,” “estimates,” "forecasts," or “anticipates,” or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements appear in a number of places throughout and relate to matters such as our industry, growth strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources, business plans (including syndicate capacity forecasts), and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties, and other important factors that could cause our actual results to differ materially from the forward-looking statements contained herein. Such risks, uncertainties, and other important factors include, among others, the risks, uncertainties and factors set forth in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company's Form 10-K and other periodic reports filed with the SEC and the following: • challenges from competitors, including those arising from industry consolidation, alternative capital and technological advancements, including the increasing use of advanced analytics and artificial intelligence; • unpredictable events, including natural catastrophes and man-made disasters, global climate change and emerging claim, litigation and coverage issues that may increase loss severity or expand coverage obligations; • our ability, or that of the third parties on which we rely, to ensure reserves are adequate to cover actual losses and to accurately assess underwriting risk, models, assumptions, data quality and the pricing of risks, particularly in long-tail, low-frequency or emerging lines of business; • our ability to defend and protect our intellectual property rights, including our proprietary technology platforms and data, to comply with obligations under license and technology agreements or to obtain or renew licenses to technology or data on reasonable terms; • the impact of risks associated with human error, misconduct or fraud, model uncertainty, cybersecurity threats such as cyber-attacks and security breaches, misuse of artificial intelligence and our reliance on third-party information technology systems that may fail, be disrupted or require replacement; • our ability to secure necessary credit facilities, letters of credit or other forms of financing or collateral on favorable terms or at all;

2 Basis of Presentation Special Note Regarding Forward-Looking Statements (continued) • our limited financial and operational flexibility due to covenants and other restrictions in our existing or future credit facilities and debt arrangements; • our exposure to the credit risk of insurance and reinsurance intermediaries on which we rely for the collection of premiums and payment of claims; • our failure to pay claims in a timely manner, significant reserve strengthening, or the need to sell investments under unfavorable market or other conditions in order to meet liquidity requirements; • downgrades, potential downgrades or other negative actions by rating agencies, including changes in rating agency methodologies; • our ability to manage risks associated with adverse macroeconomic conditions, geopolitical instability and global events, including current or anticipated military conflicts, public health crises, terrorism, sanctions, inflation, rising interest rates, energy price volatility and other disruptions; • the cyclical nature of the insurance and reinsurance business, which may result in declines in pricing and more competitive terms and conditions; • our results of operations fluctuating significantly from period to period and not being indicative of our long-term prospects; • our ability to execute our strategy and to adapt our business and strategic plans in response to changing market, regulatory and competitive conditions; • our dependence on key executives and other personnel, including the potential loss of Bermudian or other critical personnel, and our ability to attract and retain qualified employees in highly competitive labor markets; • foreign operational risks, including foreign currency risk, political instability, regulatory uncertainty and differing legal regimes in jurisdictions where we operate; • our ability to identify, execute and integrate growth opportunities, including acquisitions or other strategic transactions, and to realize the anticipated benefits of such initiatives; • risks arising from our management of alternative reinsurance platforms and vehicles for third-party investors; • our inability to control the asset allocation, investment decisions or performance of the Two Sigma Hamilton Fund, LLC (the "TS Hamilton Fund") and our limited ability to withdraw capital from the TS Hamilton Fund; • conflicts of interest, governance, operational or regulatory risks involving Two Sigma Investments, LP ("Two Sigma"), the TS Hamilton Fund or their respective affiliates that could adversely affect investment performance or our business; • the historical performance of Two Sigma or the TS Hamilton Fund not being indicative of future performance or our future results; • risks associated with our investment strategy, including the use of leverage, derivatives, illiquid assets and concentration risk, which may be greater than those faced by some of our competitors; • our potentially becoming subject to additional or increased taxation, including U.S. federal income tax, Bermuda tax or other taxes, as a result of changes in tax laws, interpretations or our operations; • the potential classification of us or our subsidiaries as a passive foreign investment company or becoming subject to U.S. withholding and information reporting requirements under the U.S. Foreign Account Tax Compliance Act; • our ability to compete effectively in a highly regulated industry in light of new or changing domestic or international laws and regulations, including accounting standards and evolving regulatory interpretations; • the suspension, limitation or revocation of licenses or approvals required by our insurance and reinsurance subsidiaries; • significant legal, regulatory or governmental proceedings or investigations; • restrictions on our insurance and reinsurance subsidiaries’ ability to pay dividends or make other distributions to us; • challenges and costs associated with compliance with public company disclosure, governance and internal control requirements; • the limited ability of investors to influence corporate matters due to our multi-class share structure and the voting provisions in our Bye-laws;

3 Basis of Presentation Special Note Regarding Forward-Looking Statements (continued) • the risk that anti-takeover provisions in our Bye-laws or Bermuda law could discourage, delay or prevent a change in control, even if beneficial to shareholders; and • difficulties investors may face in enforcing judgments or protecting their interests against us or our directors and officers. There may be other factors that could cause our actual results to differ materially from the forward-looking statements. You should evaluate all forward- looking statements made herein in the context of these risks and uncertainties. You should read this information completely and with the understanding that actual future results may be materially different from expectations. We caution you that the risks, uncertainties, and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits, or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained herein apply only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Financial Highlights

($ in thousands)	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Net income (loss) attributable to common shareholders	$ 172,185	$ 33,920	$ 576,670	$ 400,429
Operating income (loss) attributable to common shareholders	$ 168,244	$ 86,921	$ 502,515	$ 414,591
Underwriting income (loss)				
Gross premiums written	$ 668,968	$ 543,937	$ 2,923,145	$ 2,422,582
Net premiums written	548,373	453,326	2,287,543	1,921,169
Net premiums earned	576,686	481,867	2,109,776	1,734,729
Underwriting income (loss)	$ 75,536	$ 22,444	$ 148,823	$ 149,364
Key Ratios:				
Attritional loss ratio - current year	56.5 %	51.2 %	54.4 %	53.1 %
Attritional loss ratio - prior year development	(3.1)%	(1.3)%	(2.2)%	0.0 %
Catastrophe loss ratio - current year	1.4 %	11.9 %	8.4 %	6.3 %
Catastrophe loss ratio - prior year development	(0.2)%	(1.7)%	(0.9)%	(1.2)%
Loss and loss adjustment expense ratio	54.6 %	60.1 %	59.7 %	58.2 %
Acquisition cost ratio	24.7 %	22.0 %	24.0 %	22.4 %
Other underwriting expense ratio	7.7 %	13.3 %	9.2 %	10.7 %
Combined ratio	87.0 %	95.4 %	92.9 %	91.3 %
Investments				
Total assets	$ 9,571,613	$ 7,796,033	$ 9,571,613	$ 7,796,033
Total cash and invested assets[(1)]	5,923,378	4,773,236	5,923,378	4,773,236
Total investment return[(2)]	98,079	35,667	511,773	361,945
Two Sigma Hamilton Fund				
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - TSHF	98,367	107,474	564,254	487,186
Net income (loss) attributable to non-controlling interest - TSHF	42,369	40,489	263,359	212,729
	$ 55,998	$ 66,985	$ 300,895	$ 274,457
Two Sigma Hamilton Fund return, net of investment management fees and performance incentive allocations	2.6 %	3.7 %	16.0 %	16.3 %
Fixed income, short term investments and cash and cash equivalents				
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - other	$ 42,081	$ (31,318)	$ 210,878	$ 87,488

(1) Total cash and total investments, plus receivables for investments sold, less payables for investments purchased, payables to related parties (TSHF) and non-controlling interest (TSHF).
(2) Net realized and unrealized gains (losses) on investments, plus net investment income (loss), less non-controlling interest.

4

5 Three Months Ended December 31, Year Ended December 31, ($ in thousands, except per share amounts) 2025 2024 2025 2024 Income (loss) per share attributable to common shareholders - basic .................................................................. $ 1.74 $ 0.33 $ 5.75 $ 3.81 Income (loss) per share attributable to common shareholders - diluted ............................................................... $ 1.69 $ 0.32 $ 5.55 $ 3.67 Operating income (loss) attributable to common shareholders per common share - diluted ............................ $ 1.65 $ 0.82 $ 4.84 $ 3.80 Weighted average common shares outstanding - basic .......................................................................................... 98,889,089 101,808,918 100,363,570 105,133,370 Weighted average common shares outstanding - diluted........................................................................................ 102,167,125 105,867,118 103,844,198 109,101,714 Return on average common shareholders' equity - annualized ............................................................................. 25.1% 5.8% 22.4% 18.3 % Operating return on average common shareholders' equity - annualized ............................................................ 24.5% 15.0% 19.5% 18.9 % December 31, 2025 December 31, 2024 Closing common shareholders' equity, less intangible assets ................................................................................ $ 2,735,475 $ 2,235,588 Closing common shareholders' equity ........................................................................................................................ $ 2,822,099 $ 2,328,709 Closing common shares outstanding .......................................................................................................................... 99,029,434 101,466,997 Tangible book value per common share ..................................................................................................................... $ 27.62 $ 22.03 Book value per common share .................................................................................................................................... $ 28.50 $ 22.95 Year to date change in tangible book value per common share ............................................................................. 25.4% 24.1 % Year to date change in book value per common share ............................................................................................ 24.2% 23.5 % Financial Highlights Key Operating and Financial Metrics

Summary Consolidated Results
Statements of Operations

($ in thousands, except per share amounts)	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Revenues				
Gross premiums written	$ 668,968	$ 543,937	$ 2,923,145	$ 2,422,582
Reinsurance premiums ceded	(120,595)	(90,611)	(635,602)	(501,413)
Net premiums written	548,373	453,326	2,287,543	1,921,169
Net change in unearned premiums	28,313	28,541	(177,767)	(186,440)
Net premiums earned	576,686	481,867	2,109,776	1,734,729
Net realized and unrealized gains (losses) on investments	115,148	56,556	687,111	511,407
Net investment income (loss)	25,300	19,600	88,021	63,267
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	140,448	76,156	775,132	574,674
Third party fee income	12,756	5,818	26,601	23,752
Net foreign exchange gains (losses)	(1,563)	6,652	(5,985)	(3,231)
Total revenues	728,327	570,493	2,905,524	2,329,924
Expenses				
Losses and loss adjustment expenses	314,646	289,695	1,258,521	1,010,173
Acquisition costs	142,181	105,872	507,290	388,931
Other underwriting expenses	57,079	69,674	221,743	210,013
Corporate expenses	15,999	19,286	57,167	61,111
Amortization of intangible assets	3,815	3,747	15,709	15,520
Interest expense	4,925	5,526	20,189	22,616
Total expenses	538,645	493,800	2,080,619	1,708,364
Income (loss) before income tax	189,682	76,693	824,905	621,560
Income tax expense (benefit)	(24,872)	2,284	(15,124)	8,402
Net income (loss)	214,554	74,409	840,029	613,158
Net income (loss) attributable to non-controlling interest	42,369	40,489	263,359	212,729
Net income (loss) and other comprehensive income (loss) attributable to common shareholders	$ 172,185	$ 33,920	$ 576,670	$ 400,429
Per share data				
Income (loss) per share attributable to common shareholders - basic	$ 1.74	$ 0.33	$ 5.75	$ 3.81
Income (loss) per share attributable to common shareholders - diluted	$ 1.69	$ 0.32	$ 5.55	$ 3.67
Return on average common shareholders' equity - annualized	25.1 %	5.8 %	22.4 %	18.3 %

6

Summary Consolidated Results
Consolidated Balance Sheets

($ in thousands, except share information)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Assets					
Fixed maturity investments, at fair value (amortized cost December 31, 2025: $3,210,940)	$ 3,238,543	$ 3,022,441	$ 2,698,470	$ 2,425,986	$ 2,377,862
Short-term investments, at fair value (amortized cost December 31, 2025: $200,052)	200,459	248,847	307,129	406,207	497,110
Investments in Two Sigma Funds, at fair value (cost December 31, 2025: $1,355,563)	1,587,658	1,500,672	1,453,781	1,341,079	939,381
Total investments	5,026,660	4,771,960	4,459,380	4,173,272	3,814,353
Cash and cash equivalents	1,062,359	955,130	985,649	838,514	996,493
Restricted cash and cash equivalents	109,731	110,087	85,648	74,548	104,359
Premiums receivable	939,777	1,012,000	1,048,580	989,656	771,707
Paid losses recoverable	93,659	115,847	131,833	91,701	134,406
Deferred acquisition costs	257,203	259,260	253,402	242,346	208,985
Unpaid losses and loss adjustment expenses recoverable	1,375,857	1,303,833	1,236,660	1,235,045	1,171,040
Receivables for investments sold	58,029	45,182	38,271	46,358	74,006
Prepaid reinsurance	296,351	334,025	360,890	329,213	218,921
Intangible assets	86,624	88,848	90,061	91,184	93,121
Other assets	265,363	217,198	222,676	230,994	208,642
Total assets	$ 9,571,613	$ 9,213,370	$ 8,913,050	$ 8,342,831	$ 7,796,033
Liabilities, non-controlling interest, and shareholders' equity					
Liabilities					
Reserve for losses and loss adjustment expenses	$ 4,415,176	$ 4,206,077	$ 3,984,281	$ 3,815,307	$ 3,532,491
Unearned premiums	1,377,474	1,443,460	1,414,344	1,337,516	1,122,277
Reinsurance balances payable	296,400	372,711	417,251	346,240	261,275
Payables for investments purchased	209,853	102,013	127,529	46,925	115,427
Term loan, net of issuance costs	149,743	149,717	149,691	149,974	149,945
Accounts payable and accrued expenses	177,320	167,882	141,838	137,667	185,361
Payables to related parties	123,376	28,338	50,233	70,709	100,420
Total liabilities	6,749,342	6,470,198	6,285,167	5,904,338	5,467,196
Non-controlling interest - TS Hamilton Fund	172	81,179	69,292	39,154	128
Shareholders' equity					
Common shares:					
Class A, authorized (December 31, 2025: 26,444,807), par value $0.01; issued and outstanding (December 31, 2025: 17,320,078)	173	178	178	178	178
Class B, authorized (December 31, 2025: 84,677,932), par value $0.01; issued and outstanding (December 31, 2025: 66,305,707)	663	645	663	660	643
Class C, authorized (December 31, 2025: 15,403,649), par value $0.01; issued and outstanding (December 31, 2025: 15,403,649)	154	160	160	179	194
Additional paid-in-capital	1,134,985	1,135,815	1,148,571	1,160,569	1,163,609
Accumulated other comprehensive loss	(4,441)	(4,441)	(4,441)	(4,441)	(4,441)
Retained earnings	1,690,565	1,529,636	1,413,460	1,242,194	1,168,526
Total shareholders' equity	2,822,099	2,661,993	2,558,591	2,399,339	2,328,709
Total liabilities, non-controlling interest, and shareholders' equity	$ 9,571,613	$ 9,213,370	$ 8,913,050	$ 8,342,831	$ 7,796,033

7

Summary Consolidated Results
Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet

($ in thousands)	December 31, 2025 Consolidated GAAP Balance Sheet	Two Sigma Hamilton Fund Balances	Unconsolidated Balance Sheet[1]
Assets			
Fixed maturity investments, at fair value	$ 3,238,543	$ -	$ 3,238,543
Short-term investments, at fair value	200,459	(198,986)	1,473
Investments in Two Sigma Funds, at fair value	1,587,658	590,531	2,178,189
Total investments	5,026,660	391,545	5,418,205
Cash and cash equivalents	1,062,359	(648,726)	413,633
Restricted cash and cash equivalents	109,731	-	109,731
Premiums receivable	939,777	-	939,777
Paid losses recoverable	93,659	-	93,659
Deferred acquisition costs	257,203	-	257,203
Unpaid losses and loss adjustment expenses recoverable	1,375,857	-	1,375,857
Receivables for investments sold	58,029	(57,938)	91
Prepaid reinsurance	296,351	-	296,351
Intangible assets	86,624	-	86,624
Other assets	265,363	(1,110)	264,253
Total assets	$ 9,571,613	$ (316,229)	$ 9,255,384
Liabilities, non-controlling interest, and shareholders' equity			
Liabilities			
Reserve for losses and loss adjustment expenses	$ 4,415,176	$ -	$ 4,415,176
Unearned premiums	1,377,474	-	1,377,474
Reinsurance balances payable	296,400	-	296,400
Payables for investments purchased	209,853	(192,467)	17,386
Term loan, net of issuance costs	149,743	-	149,743
Accounts payable and accrued expenses	177,320	(214)	177,106
Payables to related parties	123,376	(123,376)	-
Total liabilities	6,749,342	(316,057)	6,433,285
Non-controlling interest - TS Hamilton Fund	172	(172)	-
Shareholders' equity			
Common shares:			
Class A, par value $0.01	173	-	173
Class B, par value $0.01	663	-	663
Class C, par value $0.01	154	-	154
Additional paid-in-capital	1,134,985	-	1,134,985
Accumulated other comprehensive loss	(4,441)	-	(4,441)
Retained earnings	1,690,565	-	1,690,565
Total shareholders' equity	2,822,099	-	2,822,099
Total liabilities, non-controlling interest, and shareholders' equity	$ 9,571,613	$ (316,229)	$ 9,255,384

(1) We present our balance sheet on an unconsolidated basis above, which we believe is meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The unconsolidated balances are non-GAAP financial measures, with the above table providing an appropriate reconciliation to comparable GAAP measures.

8

Summary Consolidated Results
Net Investment Return

($ in thousands)	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Net realized gains (losses) on investments	**$ 93,006**	**$ 85,422**	**$ 517,147**	**$ 468,068**
Fixed maturities and short-term investments	*3,229*	*(441)*	*7,369*	*(2,307)*
TS Hamilton Fund	*89,777*	*85,863*	*509,778*	*470,091*
Other	*—*	*—*	*—*	*284*
Change in net unrealized gains (losses) on investments	**22,142**	**(28,866)**	**169,964**	**43,339**
Fixed maturities and short-term investments	*2,275*	*(59,212)*	*72,771*	*(8,908)*
TS Hamilton Fund	*19,867*	*30,346*	*97,193*	*52,247*
Net realized and unrealized gains (losses) on investments	**115,148**	**56,556**	**687,111**	**511,407**
Net investment income (loss):				
Fixed maturities	33,196	23,847	115,869	81,872
Short-term investments	25	17	478	67
TS Hamilton Fund	2,836	3,333	10,673	12,373
Cash and cash equivalents	3,711	4,412	16,287	17,006
Other	457	820	1,068	2,293
Interest and other	**40,225**	**32,429**	**144,375**	**113,611**
Management fees	**(14,580)**	**(12,462)**	**(55,153)**	**(49,102)**
Fixed maturities and short-term investments	*(691)*	*(588)*	*(2,527)*	*(2,192)*
TS Hamilton Fund	*(13,889)*	*(11,874)*	*(52,626)*	*(46,910)*
Other expenses	**(345)**	**(367)**	**(1,201)**	**(1,242)**
Fixed maturities and short-term investments	*(121)*	*(173)*	*(437)*	*(627)*
TS Hamilton Fund	*(224)*	*(194)*	*(764)*	*(615)*
Net investment income (loss)	**25,300**	**19,600**	**88,021**	**63,267**
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	**140,448**	**76,156**	**775,132**	**574,674**
Net income (loss) attributable to non-controlling interest	*42,369*	*40,489*	*263,359*	*212,729*
Total net realized and unrealized gains (losses) on investments and net investment income (loss), net of non-controlling interest	**$ 98,079**	**$ 35,667**	**$ 511,773**	**$ 361,945**
Fixed income, short-term investments and cash and cash equivalents return	$ 42,081	$ (31,318)	$ 210,878	$ 87,488
TS Hamilton Fund return(1)	$ 55,998	$ 66,985	$ 300,895	$ 274,457

(1) Net of non-controlling interest performance incentive allocation

9

Summary Consolidated Results
Fixed Maturity and Short-Term Investments

($ in thousands)	December 31, 2025			December 31, 2024		
Fixed Maturity Trading Portfolio and Short-Term Investments[1]	**Fair Value**	**% of Total**	**Weighted Average Credit Rating**	**Fair Value**	**% of Total**	**Weighted Average Credit Rating**
Fixed maturities						
U.S. government treasuries	$ 797,834	23%	Aa1	$ 711,103	25%	Aaa
U.S. states, territories and municipalities	12,960	0%	Aa2	13,231	0%	Aa2
Non-U.S. sovereign governments and supranationals	110,861	3%	Aa1	67,527	2%	Aa1
Corporate	1,584,144	46%	A3	1,143,060	41%	A3
Residential mortgage-backed securities - Agency	365,650	11%	Aa1	272,611	9%	Aaa
Residential mortgage-backed securities - Non-agency	32,545	1%	Aaa	16,754	1%	Aaa
Commercial mortgage-backed securities - Non-agency	94,698	3%	Aa1	39,686	1%	Aaa
Other asset-backed securities	239,851	7%	Aa1	113,890	4%	Aaa
Total fixed maturities	3,238,543	94%	Aa3	2,377,862	83%	Aa3
Short-term investments	200,459	6%	Aa1	497,110	17%	Aaa
Total fixed maturities and short-term investments	$ 3,439,002	100%	Aa3	$ 2,874,972	100%	Aa2

Fixed Maturity and Short-Term Investments Credit Quality Summary	December 31, 2025 % of Total	December 31, 2024 % of Total
Investment grade	100%	100%
Non-investment grade	0%	0%
Total	100%	100%

Fixed Maturity and Short-Term Investments - Trading Portfolio[2]	**December 31, 2025**	**December 31, 2024**
Average credit quality	Aa3	Aa3
Average yield to maturity	4.1%	4.7%
Book yield	4.3%	4.1%
Expected average duration (in years)	3.4	3.4

(1) Includes $199.0 million and $496.0 million of short-term investments, at December 31, 2025 and December 31, 2024, respectively, not managed by our external investment managers.

(2) Fixed income portfolio managed by our external investment managers only.

10

Segment Results
Consolidated Underwriting Results

	Three Months Ended December 31, 2025			Three Months Ended December 31, 2024		
($ in thousands)	International	Bermuda	Total	International	Bermuda	Total
Gross premiums written	$ 422,345	$ 246,623	$ 668,968	$ 350,479	$ 193,458	$ 543,937
Net premiums written	340,588	207,785	548,373	282,161	171,165	453,326
Net premiums earned	309,299	267,387	576,686	249,234	232,633	481,867
Third party fee income	1,726	11,030	12,756	4,760	1,058	5,818
Losses and loss adjustment expenses	166,998	147,648	314,646	138,842	150,853	289,695
Acquisition costs	81,195	60,986	142,181	56,382	49,490	105,872
Other underwriting expenses	50,388	6,691	57,079	49,507	20,167	69,674
Underwriting income (loss)	$ 12,444	$ 63,092	$ 75,536	$ 9,263	$ 13,181	$ 22,444
Key Ratios:						
Attritional loss ratio - current year	56.3 %	56.7 %	56.5 %	50.8 %	51.7 %	51.2 %
Attritional loss ratio - prior year development	(2.3)%	(4.1)%	(3.1)%	(2.1)%	(0.4)%	(1.3)%
Catastrophe loss ratio - current year	0.0 %	3.0 %	1.4 %	7.8 %	16.1 %	11.9 %
Catastrophe loss ratio - prior year development	0.0 %	(0.4)%	(0.2)%	(0.8)%	(2.6)%	(1.7)%
Loss and loss adjustment expense ratio	54.0 %	55.2 %	54.6 %	55.7 %	64.8 %	60.1 %
Acquisition cost ratio	26.3 %	22.8 %	24.7 %	22.6 %	21.3 %	22.0 %
Other underwriting expense ratio	15.7 %	(1.6)%	7.7 %	18.0 %	8.2 %	13.3 %
Combined ratio	96.0 %	76.4 %	87.0 %	96.3 %	94.3 %	95.4 %

11

Segment Results
Consolidated Underwriting Results

($ in thousands)	Year Ended December 31, 2025 International	Year Ended December 31, 2025 Bermuda	Year Ended December 31, 2025 Total	Year Ended December 31, 2024 International	Year Ended December 31, 2024 Bermuda	Year Ended December 31, 2024 Total
Gross premiums written	$ 1,517,060	$ 1,406,085	$ 2,923,145	$ 1,308,460	$ 1,114,122	$ 2,422,582
Net premiums written	1,132,061	1,155,482	2,287,543	969,605	951,564	1,921,169
Net premiums earned	1,055,377	1,054,399	2,109,776	886,934	847,795	1,734,729
Third party fee income	12,027	14,574	26,601	16,317	7,435	23,752
Losses and loss adjustment expenses	571,298	687,223	1,258,521	498,023	512,150	1,010,173
Acquisition costs	276,676	230,614	507,290	216,971	171,960	388,931
Other underwriting expenses	167,221	54,522	221,743	148,824	61,189	210,013
Underwriting income (loss)	$ 52,209	$ 96,614	$ 148,823	$ 39,433	$ 109,931	$ 149,364
Key Ratios:						
Attritional loss ratio - current year	54.0 %	54.6 %	54.4 %	53.5 %	52.7 %	53.1 %
Attritional loss ratio - prior year development	(2.8)%	(1.6)%	(2.2)%	(0.4)%	0.5 %	0.0 %
Catastrophe loss ratio - current year	2.9 %	13.9 %	8.4 %	3.9 %	8.9 %	6.3 %
Catastrophe loss ratio - prior year development	0.0 %	(1.7)%	(0.9)%	(0.8)%	(1.7)%	(1.2)%
Loss and loss adjustment expense ratio	54.1 %	65.2 %	59.7 %	56.2 %	60.4 %	58.2 %
Acquisition cost ratio	26.2 %	21.9 %	24.0 %	24.5 %	20.3 %	22.4 %
Other underwriting expense ratio	14.7 %	3.8 %	9.2 %	14.9 %	6.3 %	10.7 %
Combined ratio	95.0 %	90.9 %	92.9 %	95.6 %	87.0 %	91.3 %

12

Segment Results

5Q Consolidated Underwriting Results - Group

	Three Months Ended					Year Ended	
($ in thousands)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Gross premiums written	$ 668,968	$ 698,845	$ 712,026	$ 843,306	$ 543,937	$ 2,923,145	$ 2,422,582
Net premiums written	548,373	578,981	556,314	603,875	453,326	2,287,543	1,921,169
Net premiums earned	576,686	522,999	511,163	498,928	481,867	2,109,776	1,734,729
Third party fee income	12,756	4,169	5,014	4,662	5,818	26,601	23,752
Losses and loss adjustment expenses	314,646	278,712	269,928	395,234	289,695	1,258,521	1,010,173
Acquisition costs	142,181	125,412	122,815	116,881	105,872	507,290	388,931
Other underwriting expenses	57,079	58,955	55,975	49,734	69,674	221,743	210,013
Underwriting income (loss)	$ 75,536	$ 64,089	$ 67,459	$ (58,259)	$ 22,444	$ 148,823	$ 149,364
Key Ratios:							
Attritional loss ratio - current year	56.5 %	55.4 %	53.0 %	51.9 %	51.2 %	54.4 %	53.1 %
Attritional loss ratio - prior year development	(3.1)%	(2.1)%	(0.5)%	(2.9)%	(1.3)%	(2.2)%	0.0 %
Catastrophe loss ratio - current year	1.4 %	0.0 %	1.9 %	32.0 %	11.9 %	8.4 %	6.3 %
Catastrophe loss ratio - prior year development	(0.2)%	0.0 %	(1.6)%	(1.8)%	(1.7)%	(0.9)%	(1.2)%
Loss and loss adjustment expense ratio	54.6 %	53.3 %	52.8 %	79.2 %	60.1 %	59.7 %	58.2 %
Acquisition cost ratio	24.7 %	24.0 %	24.0 %	23.4 %	22.0 %	24.0 %	22.4 %
Other underwriting expense ratio	7.7 %	10.5 %	10.0 %	9.0 %	13.3 %	9.2 %	10.7 %
Combined ratio	87.0 %	87.8 %	86.8 %	111.6 %	95.4 %	92.9 %	91.3 %
Gross premiums written							
Property	$ 76,203	$ 134,626	$ 207,488	$ 277,603	$ 77,378	$ 695,920	$ 614,116
Casualty	379,830	377,483	322,446	315,097	298,607	1,394,855	1,079,124
Specialty	212,935	186,736	182,092	250,606	167,952	832,370	729,342
Total	$ 668,968	$ 698,845	$ 712,026	$ 843,306	$ 543,937	$ 2,923,145	$ 2,422,582
Net premiums earned							
Property	$ 125,109	$ 130,248	$ 124,019	$ 141,173	$ 122,734	$ 520,549	$ 457,762
Casualty	261,562	243,997	232,047	217,672	205,234	955,278	733,529
Specialty	190,015	148,754	155,097	140,083	153,899	633,949	543,438
Total	$ 576,686	$ 522,999	$ 511,163	$ 498,928	$ 481,867	$ 2,109,776	$ 1,734,729

13

Segment Results
5Q Underwriting Results - International

($ in thousands)	Three Months Ended December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	Year Ended December 31, 2025	December 31, 2024
Gross premiums written	$ 422,345	$ 379,957	$ 344,799	$ 369,959	$ 350,479	$ 1,517,060	$ 1,308,460
Net premiums written	340,588	304,410	258,089	228,975	282,161	1,132,061	969,605
Net premiums earned	309,299	252,302	253,209	240,567	249,234	1,055,377	886,934
Third party fee income	1,726	2,137	3,832	4,332	4,760	12,027	16,317
Losses and loss adjustment expenses	166,998	133,895	124,733	145,671	138,842	571,298	498,023
Acquisition costs	81,195	67,007	65,683	62,790	56,382	276,676	216,971
Other underwriting expenses	50,388	41,703	39,507	35,623	49,507	167,221	148,824
Underwriting income (loss)	$ 12,444	$ 11,834	$ 27,118	$ 815	$ 9,263	$ 52,209	$ 39,433
Key Ratios:							
Attritional loss ratio - current year	56.3 %	55.3 %	51.9 %	52.1 %	50.8 %	54.0 %	53.5 %
Attritional loss ratio - prior year development	(2.3)%	(2.2)%	(3.0)%	(3.6)%	(2.1)%	(2.8)%	(0.4)%
Catastrophe loss ratio - current year	0.0 %	0.0 %	0.6 %	12.1 %	7.8 %	2.9 %	3.9 %
Catastrophe loss ratio - prior year development	0.0 %	0.0 %	(0.2)%	0.0 %	(0.8)%	0.0 %	(0.8)%
Loss and loss adjustment expense ratio	54.0 %	53.1 %	49.3 %	60.6 %	55.7 %	54.1 %	56.2 %
Acquisition cost ratio	26.3 %	26.6 %	25.9 %	26.1 %	22.6 %	26.2 %	24.5 %
Other underwriting expense ratio	15.7 %	15.7 %	14.1 %	13.0 %	18.0 %	14.7 %	14.9 %
Combined ratio	96.0 %	95.4 %	89.3 %	99.7 %	96.3 %	95.0 %	95.6 %
Gross premiums written							
Property	$ 55,276	$ 63,894	$ 63,871	$ 54,526	$ 47,684	$ 237,568	$ 190,369
Casualty	185,152	167,107	140,441	135,563	157,013	628,262	554,413
Specialty	181,917	148,956	140,487	179,870	145,782	651,230	563,678
Total	$ 422,345	$ 379,957	$ 344,799	$ 369,959	$ 350,479	$ 1,517,060	$ 1,308,460
Net premiums earned							
Property	$ 47,772	$ 47,813	$ 43,706	$ 45,705	$ 44,621	$ 184,995	$ 149,318
Casualty	104,188	91,841	89,233	90,568	84,776	375,831	319,536
Specialty	157,339	112,648	120,270	104,294	119,837	494,551	418,080
Total	$ 309,299	$ 252,302	$ 253,209	$ 240,567	$ 249,234	$ 1,055,377	$ 886,934

14

Segment Results
5Q Underwriting Results - Bermuda

($ in thousands)	Three Months Ended December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	Year Ended December 31, 2025	December 31, 2024
Gross premiums written	$ 246,623	$ 318,888	$ 367,227	$ 473,347	$ 193,458	$ 1,406,085	$ 1,114,122
Net premiums written	207,785	274,571	298,225	374,900	171,165	1,155,482	951,564
Net premiums earned	267,387	270,697	257,954	258,361	232,633	1,054,399	847,795
Third party fee income	11,030	2,032	1,182	330	1,058	14,574	7,435
Losses and loss adjustment expenses	147,648	144,817	145,195	249,563	150,853	687,223	512,150
Acquisition costs	60,986	58,405	57,132	54,091	49,490	230,614	171,960
Other underwriting expenses	6,691	17,252	16,468	14,111	20,167	54,522	61,189
Underwriting income (loss)	$ 63,092	$ 52,255	$ 40,341	$ (59,074)	$ 13,181	$ 96,614	$ 109,931
Key Ratios:							
Attritional loss ratio - current year	56.7 %	55.6 %	54.2 %	51.8 %	51.7 %	54.6 %	52.7 %
Attritional loss ratio - prior year development	(4.1)%	(2.1)%	2.0 %	(2.2)%	(0.4)%	(1.6)%	0.5 %
Catastrophe loss ratio - current year	3.0 %	0.0 %	3.2 %	50.6 %	16.1 %	13.9 %	8.9 %
Catastrophe loss ratio - prior year development	(0.4)%	0.0 %	(3.1)%	(3.6)%	(2.6)%	(1.7)%	(1.7)%
Loss and loss adjustment expense ratio	55.2 %	53.5 %	56.3 %	96.6 %	64.8 %	65.2 %	60.4 %
Acquisition cost ratio	22.8 %	21.6 %	22.1 %	20.9 %	21.3 %	21.9 %	20.3 %
Other underwriting expense ratio	(1.6)%	5.6 %	5.9 %	5.3 %	8.2 %	3.8 %	6.3 %
Combined ratio	76.4 %	80.7 %	84.3 %	122.8 %	94.3 %	90.9 %	87.0 %
Gross premiums written							
Property	$ 20,927	$ 70,732	$ 143,617	$ 223,077	$ 29,694	$ 458,352	$ 423,747
Casualty	194,678	210,376	182,005	179,534	141,594	766,593	524,711
Specialty	31,018	37,780	41,605	70,736	22,170	181,140	165,664
Total	$ 246,623	$ 318,888	$ 367,227	$ 473,347	$ 193,458	$ 1,406,085	$ 1,114,122
Net premiums earned							
Property	$ 77,337	$ 82,435	$ 80,313	$ 95,468	$ 78,113	$ 335,554	$ 308,444
Casualty	157,374	152,156	142,814	127,104	120,458	579,447	413,993
Specialty	32,676	36,106	34,827	35,789	34,062	139,398	125,358
Total	$ 267,387	$ 270,697	$ 257,954	$ 258,361	$ 232,633	$ 1,054,399	$ 847,795

15

Other Information

Modeled Exposure to Catastrophe Losses (PML)

Net Probable Maximum Loss ("PML") as of January 1, 2026

($ in millions)

Region	Peril	Probability of Exceedance	Group Net PML ($m)[1]	% of Shareholders' Equity
Florida	U.S. Hurricane	1 in 100	$ 242.3	8.6 %
Northeast	U.S. Hurricane	1 in 100	243.5	8.6 %
Gulf (TX - AL)	U.S. Hurricane	1 in 100	194.3	6.9 %
California	Earthquake	1 in 250	292.3	10.4 %
Pacific Northwest	Earthquake	1 in 250	140.1	5.0 %

(1) Group Net PML is a measure of loss across all Hamilton entities net of recoveries from various reinsurance contracts and catastrophe bonds we purchase to mitigate catastrophe losses and net of estimated reinstatement premium to renew coverage.

Our peak natural catastrophe PMLs are derived using vendor catastrophe models that serve as a baseline and proprietary tools that allow us to make a number of significant adjustments. Adjustments are informed by periodic evaluation of vendor models and risk learning from comparing actual and modeled losses of catastrophe events, thus allowing for a view of risk that we believe is materially more complete and appropriate to the current risk landscape.

Our peak natural catastrophe PMLs are measured using stochastic models that use hypothetical events of perils such as hurricanes and earthquakes. We define PML as the anticipated loss, taking into account contract terms and limits, caused by a single catastrophe affecting a broad contiguous geographical area, and are expressed at refine "return periods", such as "100-year events" and "250-year events". For example, a 100-year PML is the estimated loss to the current in-force portfolio from a single event which has a 1% probability of being exceeded in a twelve month period.

Due to the uncertain nature of catastrophes and the hypothetical nature of vendor catastrophe models we use for estimating losses, there is no assurance that actual losses we experience within a time period will match the modeled PML. This approach to measuring catastrophe losses, however, is consistent with the best practice in the industry and employed by almost all of our peers.

16

17 Other Information Non-GAAP Measures We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements that management uses to assess our operating results are considered non-GAAP financial measures under Regulation G and Item 10(e) of Regulation S-K, each promulgated by the SEC. We believe that these non- GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Where appropriate, reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included below. Operating Income (Loss) Attributable to Common Shareholders, Operating Income (Loss) Attributable to Common Shareholders per Common Share - Diluted and Operating Return on Average Common Shareholders' Equity - Annualized Operating income (loss) attributable to common shareholders, as used herein, differs from net income (loss) and other comprehensive income (loss) attributable to common shareholders, which we believe is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on fixed maturity and short term investments, and net foreign exchange gains and losses. We also use operating income (loss) attributable to common shareholders to calculate operating income (loss) attributable to common shareholders per common share - diluted and operating return on average common shareholders' equity - annualized. We believe that operating income (loss) attributable to common shareholders, operating income (loss) attributable to common shareholders per common share - diluted and operating return on average common shareholders' equity - annualized are meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The following tables are a reconciliation of: net income (loss) and other comprehensive income (loss) attributable to common shareholders to operating income (loss) attributable to common shareholders; net income (loss) and other comprehensive income (loss) attributable to common shareholders per common share - diluted to operating income (loss) attributable to common shareholders per common share - diluted; and return on average common shareholders' equity - annualized to operating return on average common shareholders' equity - annualized. Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

Other Information
Non-GAAP Measures

Operating Income (Loss) Attributable to Common Shareholders, Operating Income (Loss) Attributable to Common Shareholders per Common Share - Diluted and Operating Return on Average Common Shareholders' Equity - Annualized (continued)

	Three Months Ended December 31,		Year Ended December 31,	
($ in thousands)	2025	2024	2025	2024
Net income (loss) and other comprehensive income (loss) attributable to common shareholders	$ 172,185	$ 33,920	$ 576,670	$ 400,429
Adjustment for:				
Net realized (gains) losses on investments - Fixed maturity and short-term investments[1]	(3,229)	441	(7,369)	2,023
Net unrealized (gains) losses on investments - Fixed maturity and short-term investments[1]	(2,275)	59,212	(72,771)	8,908
Net foreign exchange (gains) losses	1,563	(6,652)	$ 5,985	$ 3,231
Operating income (loss) attributable to common shareholders	$ 168,244	$ 86,921	$ 502,515	$ 414,591
Net income (loss) and other comprehensive income (loss) attributable to common shareholders per common share - diluted	$ 1.69	$ 0.32	$ 5.55	$ 3.67
Adjustment for:				
Net realized (gains) losses on investments - Fixed maturity and short-term investments[1]	(0.03)	—	(0.07)	0.02
Net unrealized (gains) losses on investments - Fixed maturity and short-term investments[1]	(0.02)	0.56	(0.70)	0.08
Net foreign exchange (gains) losses	0.01	(0.06)	0.06	0.03
Operating income (loss) attributable to common shareholders per common share - diluted	$ 1.65	$ 0.82	$ 4.84	$ 3.80
Return on average common shareholders' equity - annualized	25.1 %	5.8 %	22.4 %	18.3 %
Adjustment for:				
Net realized (gains) losses on investments - Fixed maturity and short-term investments[1]	(0.5)%	0.1 %	(0.3)%	0.1 %
Net unrealized (gains) losses on investments - Fixed maturity and short-term investments[1]	(0.3)%	10.2 %	(2.8)%	0.4 %
Net foreign exchange (gains) losses	0.2 %	(1.1)%	0.2 %	0.1 %
Operating return on average common shareholders' equity - annualized	24.5 %	15.0 %	19.5 %	18.9 %

(1) Fixed income portfolio managed by our external investment managers only.

18

Other Information
Non-GAAP Measures

Underwriting Income (Loss)

We calculate underwriting income (loss) on a pre-tax basis as net premiums earned less losses and loss adjustment expenses, acquisition costs and other underwriting expenses (net of third party fee income). We believe that this measure of our performance focuses on the core fundamental performance of the Company's reportable segments in any given period and is not distorted by investment market conditions, corporate expense allocations or income tax effects.

The table below reconciles underwriting income (loss) to net income (loss), the most directly comparable GAAP financial measure:

	Three Months Ended December 31,		Year Ended December 31,	
($ in thousands)	2025	2024	2025	2024
Underwriting income (loss)	$ 75,536	$ 22,444	$ 148,823	$ 149,364
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	140,448	76,156	775,132	574,674
Net foreign exchange gains (losses)	(1,563)	6,652	(5,985)	(3,231)
Corporate expenses	(15,999)	(19,286)	(57,167)	(61,111)
Amortization of intangible assets	(3,815)	(3,747)	(15,709)	(15,520)
Interest expense	(4,925)	(5,526)	(20,189)	(22,616)
Income tax (expense) benefit	24,872	(2,284)	15,124	(8,402)
Net income (loss), prior to non-controlling interest	$ 214,554	$ 74,409	$ 840,029	$ 613,158

Third Party Fee Income

Third party fee income includes income that is incremental and/or directly attributable to our underwriting operations. It is primarily comprised of fees earned by the International segment for management services provided to third party syndicates and consortia and by the Bermuda segment for performance based management fees generated by our third party capital manager, Ada Capital Management Limited. We believe that this measure is a relevant component of our underwriting income (loss), with other income (loss) being the most directly comparable GAAP financial measure.

	Three Months Ended December 31,		Year Ended December 31,	
($ in thousands)	2025	2024	2025	2024
Third party fee income	$ 12,756	$ 5,818	$ 26,601	$ 23,752
Other income (loss)	$ 12,756	$ 5,818	$ 26,601	$ 23,752

19

20 Three Months Ended December 31, Year Ended December 31, ($ in thousands) 2025 2024 2025 2024 Other underwriting expenses ........................................................................................................................................... $ 57,079 $ 69,674 $ 221,743 $ 210,013 Corporate expenses .......................................................................................................................................................... 15,999 19,286 57,167 61,111 General and administrative expenses ............................................................................................................................ $ 73,078 $ 88,960 $ 278,910 $ 271,124 Other Information Non-GAAP Measures Other Underwriting Expenses Other underwriting expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in Note 9, Segment Reporting in the audited condensed consolidated financial statements, it is considered a non-GAAP financial measure when presented elsewhere. Corporate expenses include holding company costs necessary to support our reportable segments. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from other underwriting expenses, and therefore, underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to other underwriting expenses, also includes corporate expenses. The table below reconciles other underwriting expenses to general and administrative expenses, the most directly comparable GAAP financial measure: Other Underwriting Expense Ratio Other Underwriting Expense Ratio is a measure of the other underwriting expenses (net of third party fee income) incurred by the Company and is expressed as a percentage of net premiums earned. Loss Ratio Attritional Loss Ratio – current year is the attritional losses incurred by the company relating to the current year divided by net premiums earned. Attritional Loss Ratio – prior year development is the attritional losses incurred by the company relating to prior years divided by net premiums earned. Catastrophe Loss Ratio – current year is the catastrophe losses incurred by the company relating to the current year divided by net premiums earned. Catastrophe Loss Ratio – prior year development is the catastrophe losses incurred by the company relating to prior years divided by net premiums earned. Combined Ratio Combined Ratio is a measure of our underwriting profitability and is expressed as the sum of the loss and loss adjustment expense ratio, acquisition cost ratio and other underwriting expense ratio. A combined ratio under 100% indicates an underwriting profit, while a combined ratio over 100% indicates an underwriting loss.